MAINSTAY VP FUNDS TRUST

MainStay VP U.S. Government Money Market Portfolio

(the “Portfolio”)

Supplement dated October 2, 2023 (“Supplement”) to the Portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2023, as supplemented and amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

On July 12, 2023, the Securities and Exchange Commission (the “SEC”) adopted certain amendments to the regulatory requirements for money market funds, including the Portfolio. In particular, the SEC, among other things, amended Rule 2a-7 under the Investment Company Act of 1940 to remove the ability of a money market fund to impose a redemption gate (except as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds (without regard to weekly liquid asset levels).

Effective immediately, a non-government money market fund will no longer be permitted to temporarily impose a redemption gate, except as part of its liquidation, and may subject redemptions to a liquidity fee of up to 2% without regard to the fund’s level of weekly liquid assets if the fund’s board of trustees believes such fee to be in the best interest of the fund and its shareholders (“Current Liquidity Fee Framework”). Prior to these amendments, non-government money market funds were permitted to impose a liquidity fee and/or redemption gate if the applicable fund invested less than 30% of its total assets in weekly liquid assets (“Prior Liquidity Fee and Redemption Gate Framework”).

As a “government money market fund,” the Portfolio’s Board of Trustees (the “Board”) previously determined that the Portfolio is not subject to the imposition of liquidity fees and/or redemption gates, although the Board reserved its ability to change this determination with respect to the imposition of liquidity fees and/or gates on redemptions in the future after providing appropriate notice to shareholders. The Portfolio remains exempt from the Current Liquidity Fee Framework, but the Board reserves its right to opt-in to the Current Liquidity Fee Framework in the future after providing appropriate notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.